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                                                                    Exhibit 10.2

                          GRID DEMAND PROMISSORY NOTE
                                  (PRIME RATE)

$1,000,000                                                         July 31, 2001

        For value received, the undersigned unconditionally (and if more than one, jointly and severally) promise(s) to pay to the order of JAW Financial, L.P., a California Limited Partnership, (the "Lender"), at its office located at C/o Tanner, Mainstain and Hoffer, 10866 Wilshire Blvd., 10th Floor, Los Angeles, CA 90024, the principal amount of ONE MILLION DOLLARS ($1,000,000) or, if less, the aggregate unpaid principal amount of all loans made to the undersigned by the Lender and outstanding under this Note, on the earlier of September 15, 2001 or DEMAND.

        The undersigned promise(s) to pay interest on the unpaid balance of the principal amount of each such loan from and including the date of each such loan to but excluding the date of demand at a variable rate per annum equal to that rate of interest from time to time announced by the Lender at its principal office as its prime commercial lending rate (the "Prime Rate") plus 1.00% (the "Margin"). Interest shall be payable the earlier of at maturity on upon DEMAND (commencing on the first such date occurring after the date of the first such loan) and on any payment of such principal. Any principal not paid when due or demanded shall bear interest from and including such date to but excluding the date paid in full at a variable rate per annum equal to 2% above the Prime Rate plus the Margin, such interest to be payable ON DEMAND and on any payment of such principal. The interest rate on this Note shall change in accordance with, and changes in such interest rate shall be effective as of the effective date of, announcements by the Lender of changes in the Prime Rate. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

        All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at the Lender's principal office specified above. The Lender may (but shall not be obligated to) debit the amount of any payment under this Note that is not made when demanded to any deposit account of (any of) the undersigned with the Lender. If the undersigned are more than one, all obligations of each of the undersigned under this Note shall be joint and several. This Note may be prepaid without penalty.

        The date and amount of each loan under this Note and each payment of principal and the outstanding principal balance of loans shall be recorded by the Lender on its books and prior to any transfer of this Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on a schedule. Any such endorsement shall be conclusive in the absence of manifest error.

        The undersigned waive(s) presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

        The undersigned agree(s) to reimburse the Lender on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for the Lender and costs allocated by its internal legal department) in connection with the interpretation, performance or enforcement of this Note.

        The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of New York. Service of process by the Lender in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below. The undersigned waive(s) any right the undersigned may have to jury trial.

        This Note shall be governed by, and interpreted and construed in accordance with, the law of the State of New York; provided that the foregoing is not intended to limit the maximum rate of interest which may be charged or collected by the Lender on this Note if, under the law applicable to it, the Lender may charge or collect such interest at a higher rate than is permissible under the law of said State. In no case shall the interest on this Note exceed the maximum amount which the Lender may charge or collect under such law applicable to it.

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     Each reference in this Note to the Lender shall include its successors, endorsees, and assigns, in whose favor the provisions hereof shall also inure. Each reference in this Note to the undersigned shall include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof.

ADDRESS FOR NOTICES TO THE
LENDER:

J.A.W. Financial, L.P., a California Limited Partnership
C/o Tanner, Mainstain and Hoffer
10866 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024


BIZ INTERACTIVE ZONE, INC.


---------------------------------
Marvin J. Winkler
Chairman & CEO



/s/ THOMAS E. SCHIFF
---------------------------------
Thomas E. Schiff
Chief Financial Officer


ADDRESS FOR NOTICES:
BIZ Interactive Zone, Inc.
2030 Main Street, Suite 1250
Irvine, CA 92614

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     Each reference in this Note to the Lender shall include its successors, endorsees, and assigns, in whose favor the provisions hereof shall also inure. Each reference in this Note to the undersigned shall include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof.

ADDRESS FOR NOTICES TO THE
LENDER:

J.A.W. Financial, L.P., a California Limited Partnership.
C/o Tanner, Mainstain and Hoffer
10866 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024

BIZ INTERACTIVE ZONE, INC.

/s/  Marvin J. Winkler
----------------------------------------
Marvin J. Winkler
Chairman & CEO

/s/ Thomas E. Schiff
----------------------------------------
Thomas E. Schiff
Chief Financial Officer

ADDRESS FOR NOTICES:
Biz Interactive Zone, Inc.
2030 Main Street, Suite 1250
Irvine, CA 92614